EXHIBIT 4h

BRISTOL-MYERS SQUIBB COMPANY

And

THE CHASE MANHATTAN BANK,

Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of September 28, 2001

To

INDENTURE

Dated as of June 1, 1993

4.75% Notes due 2006 and 5.75% Notes due 2011

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SECOND SUPPLEMENTAL INDENTURE, dated as of September 28, 2001 (the “Second Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 345 Park Avenue, New York, New York (the “Company”), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 to The Chase Manhattan Bank (National Association) (The Chase Manhattan Bank, a New York banking corporation, successor by merger), as trustee (as heretofore supplemented, the “Indenture”), to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Indenture, the Company desires to provide for the issuance of a new series of its Securities to be known as its 4.75% Notes due 2006 (the “2006 Notes”) and a new series of its Securities to be known as its 5.75% Notes due 2011 (the “2011 Notes” and, together with the 2006 Notes, the “Notes”), and to establish the forms thereof, as in Section 202 of the Indenture provided, and to set forth the terms thereof, as in Section 301 of the Indenture provided;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on July 17, 2001, as amended on September 17, 2001, has duly authorized the issuance of up to $5 billion aggregate initial offering price of Securities, and has autho-rized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or the 2006 Notes and the 2011 Notes, respectively, as the case may be, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definition of Terms.

Unless the context otherwise requires:

(a)	each term defined in the Indenture has the same meaning when used in this Second Supplemental Indenture;

(b)	each term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;

(c)	the singular includes the plural and vice versa; and

(d)	headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 201. Designation and Principal Amount.

There is hereby authorized and established two series of Securities under the Indenture. One such series of Securities is hereby designated as the “4.75% Notes due 2006,” and the other such series is hereby designated as the “5.75% Notes due 2011,” each of which is not limited in aggregate principal amount. The aggregate principal amount of each series to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2006 Notes or of the 2011 Notes, as the case may be, pursuant to Section 303 of the Indenture.

Section 202. Maturity.

The Stated Maturity of principal of the 2006 Notes is October 1, 2006, and the Stated Maturity of principal of the 2011 Notes is October 1, 2011.

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Section 203. Further Issues.

The Company may from time to time, without the consent of the Holders of the Notes, increase the aggregate principal amount of the 2006 Notes and the 2011 Notes. Any such additional 2006 Notes will have the same ranking, interest rate, maturity date and other terms as the 2006 Notes herein provided for, and any such additional 2011 Notes will have the same ranking, interest rate, maturity date and other terms as the 2011 Notes herein provided for. Any such additional 2006 Notes, together with the 2006 Notes herein provided for, will constitute a single series of Securities under the Indenture, and any such additional 2011 Notes, together with the 2011 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Section 204. Payment.

Principal of, premium, if any, and interest on the Notes shall be payable in U.S. dollars.

Section 205. Global Notes.

The Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will issue the Notes in denominations of $1,000 and integral multiples of $1,000 and deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co. Beneficial interests in the global Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the global Notes through either DTC (in the United States), Clearstream Banking, Société Anonyme, or Euroclear Bank S.A./N.V., as operator of the Euroclear System (outside of the United States), if they are participants in these systems, or indirectly through organizations which are participants in these systems. Cross-market transfers between persons holding directly or indirectly through DTC participants, on the one hand, and directly or indirectly through Clearstream or Euroclear participants, on the other hand, will be effected in accordance with DTC rules on behalf of the relevant international clearing system by its U.S. depositary.

Section 206. Interest.

The Notes will bear interest (computed on the basis of a 360-day year of twelve 30-day months) from September 28, 2001 at the rate of 4.75% per annum with respect to the 2006 Notes and 5.75% per annum with respect to the 2011 Notes, payable semiannually; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 28, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are April 1 and October 1, commencing on April 1, 2002; and the Record Date (as defined in the Indenture) for the interest payable on any Interest Payment Date is the close of business on March 15 or September 15, as the case may be, next preceding the relevant Interest Payment Date.

Section 207. Authorized Denominations.

The Notes shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Section 208. Redemption.

The Notes are subject to redemption at the option of the Company as described in Article Three hereof.

Section 209. Appointment of Agents.

The Trustee will initially be the Security Registrar and Paying Agent for each series of Notes and will act as such only at its offices in New York, New York. Chase Manhattan Bank Luxembourg S.A. will act as paying agent and transfer agent in Luxembourg with respect to the Notes in definitive form.

ARTICLE THREE

REDEMPTION OF THE NOTES

Section 301. Optional Redemption by Company.

(a) The Notes of either or both series may be redeemed at any time at the Company’s option in whole or from time to time in part at a redemption price equal to the sum of (1) the principal amount of any Notes being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

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If the Company has given notice as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date, such Notes will cease to bear interest on the Redemption Date. Thereafter, the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

Any redemption pursuant to this subsection (a) will be made upon not less than 30 days nor more than 60 days notice to the Holder of the Notes called for redemption. The Company will notify the Trustee at least 45 days prior to giving any such notice of redemption (or such shorter period as is satisfactory to the Trustee) of the series and the aggregate principal amount of Notes of such series to be redeemed and their Redemption Date. If less than all the Notes of such series are to be redeemed, the Trustee shall select which Notes of such series are to be redeemed in a manner it deems to be fair and appropriate (other than pro rata selection).

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the Redemption Date, of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable on that principal amount if such redemption had not been made, over (2) the aggregate principal amount of Notes of such series being redeemed. Present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date such notice of redemption is given) from the respective date on which such principal and interest would have been payable if such redemption had not been made.

“Reinvestment Rate” means 0.15% for the 2006 Notes and 0.20% for the 2011 Notes, plus, in each case, the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two established maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

(b) At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Section 302. Redemption Upon a Tax Event; Additional Amounts.

(a) If the Company becomes obligated to pay additional amounts as a result of (i) a change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein, or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 25, 2001, or (ii) a taxing authority of the United States taking an action on or after September 25, 2001, whether or not with respect to the Company or any of its Affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, in either case, with respect to a series of Notes for reasons outside the Company’s control and after taking reasonable measures to avoid such obligation, the Company may, at its option, redeem as a whole but not in part, the Notes of that series at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice, at a Redemption Price equal to 100% of their principal amount together with interest accrued thereon to the date fixed for redemption.

(b) No redemption pursuant to clause (a)(ii) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be require to pay the additional amounts described in subsection (c) below and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution, stating that based on such opinion, the Company is entitled to redeem such Notes pursuant to their terms.

(c) The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary so that the net payment by the Company or a Paying Agent of the principal and interest on the Notes to a person that is an individual that is a nonresident alien, a corporation organized or created under non-U.S. law or an estate or trust that is not taxable in the United States on its worldwide income, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding

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with respect to the payment, will not be less than the amount that would have been payable in respect of such Notes had no withholding or deduction been required.

The Company’s obligation to pay additional amounts shall not apply:

(i) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

b) is or was a citizen or resident or is or was treated as a resident of the United States;

c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundations or other tax-exempt organization; or

d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) or the U.S. Internal Revenue Code of 1986, as amended;

(ii) to any holder that is not the sole beneficial owner of Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(iii) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(iv) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(v) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(vi) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(vii) to any tax, assessment or other governmental charge any Paying Agent (which term may include the Company) must withhold from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other Paying Agent;

(viii) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(ix) in the case of any combination of the above items.

Section 303. No Sinking Fund.

The Notes are not entitled to the benefit of any sinking fund.

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ARTICLE FOUR

FORMS OF NOTES

Section 401. Form of 2006 Note.

The 2006 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 402. Form of 2011 Note.

The 2011 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

ARTICLE FIVE

ORIGINAL ISSUE OF NOTES

Section 501. Original Issue of Notes.

2006 Notes in the aggregate principal amount of $2,500,000,000 and 2011 Notes in the aggregate principal amount of $2,500,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver said Notes as in said Company Order provided.

ARTICLE SIX

MISCELLANEOUS

Section 601. Ratification of Indenture.

The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 602. Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 603. Governing Law.

This Second Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 604. Separability.

In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the Notes, but this Second Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 605. Counterparts.

This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ FREDERICK S. SCHIFF

Name:	Frederick S. Schiff
Title:	Senior Vice President and Chief Financial Officer

Attest:

/s/ SANDRA LEUNG

Name:	Sandra Leung
Title:	Secretary

THE CHASE MANHATTAN BANK

By:	/s/ JAMES P. FREEMAN

Name:	James P. Freeman
Title:	Vice President

Attest:

/s/ NATALIE B. PESCE

Name:	Natalie B. Pesce
Title:	Trust Officer

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EXHIBIT A

(FACE OF NOTE)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

4.75% Notes due 2006

CUSIP NO.

ISIN NO.

Common Code

$ [    ]

No. [    ]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($                    ) at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on April 1 and October 1 of each year, commencing April 1, 2002, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any April 1 or October 1 will, except as provided in the Indenture dated as of June 1, 1993, as supplemented by the First Supplemental Indenture dated as of February 4, 1998 and the Second Supplemental Indenture dated as of September 28, 2001 (collectively, herein called the “Indenture”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association)), as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding March 15 or September 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default any may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.75% Notes due 2006 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the tranferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed under its corporate seal.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:

Name:
Title:

Attest

Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of

the series designated therein referred to

in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Chase Manhattan Bank, as its Security Registrar and Paying Agent. In addition, the Company has appointed Chase Manhattan Bank Luxembourg S.A. as the Luxembourg Paying Agent (the “Luxembourg Paying Agent”). The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts; but the Company will, as long as any of the Notes remain listed on the Luxembourg Stock Exchange, maintain a paying and transfer agent in Luxembourg. For as long as any of the Notes remain listed on the Luxembourg Stock Exchange, the Company will publish any changes as to the identity or location of the Luxembourg Paying Agent in a leading daily newspaper of general circulation in Luxembourg.

Optional Redemption of the Notes

The Notes may be redeemed at any time at the Company’s option in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any notes being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date, such Notes will cease to bear interest on the Redemption Date. Thereafter, the only right of the Holders of those Notes will be to receive payment of the Redemption Price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the security register, not more than 60 nor less than 30 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their Redemption Date. If less than all the Notes are to be redeemed, the Trustee shall select which Notes are to be redeemed in a manner it deems to be fair and appropriate.

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the Redemption Date, of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable on that principal amount if such redemption had not been made, over (2) the aggregate principal amount of Notes being redeemed. Present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

“Reinvestment Rate” means 0.15%, plus the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two established maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person that is a Non-U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) is or was a citizen or resident or is or was treated as a resident of the United States;

(c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization; or

(d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include us) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(9) in the case of any combination of the above items.

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable. Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 25, 2001, or (b) a taxing authority of the United States takes an action on or after September 25, 2001, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to this series of Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the Redemption Date. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Further Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue further notes ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further notes. Any further notes will be consolidated and form a single series with the Notes and will have the same terms as to status, redemption or otherwise as the Notes. Any further notes may be issued by or pursuant to a resolution of the board of directors of the Company or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (2) an Event of Default has occurred with regard to the Notes represented by this Note and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the notes represented by this Note, the Company may issue notes in definitive form in exchange for this Note. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name.

The Company’s definitive Notes can be transferred by presentation for registration to the Registrar at its New York or Luxembourg office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Holder or the Holder’s attorney duly authorized in writing.

The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive Notes.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Securities of such series.

The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT B

(FACE OF NOTE)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

5.75% Notes due 2011

CUSIP NO.

ISIN NO.

Common Code

$ [    ]

No. [    ]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($                    ) at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on April 1 and October 1 of each year, commencing April 1, 2002, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any April 1 or October 1 will, except as provided in the Indenture dated as of June 1, 1993, as supplemented by the First Supplemental Indenture dated as of February 4, 1998 and the Second Supplemental Indenture dated as of September 28, 2001 (collectively, herein called the “Indenture”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association)), as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding March 15 or September 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

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The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default any may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.75% Notes due 2011 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the tranferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed under its corporate seal.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:

Name:
Title:

Attest

Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of

the series designated therein referred to

in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

Authorized Officer

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REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Chase Manhattan Bank, as its Security Registrar and Paying Agent. In addition, the Company has appointed Chase Manhattan Bank Luxembourg S.A. as the Luxembourg Paying Agent (the “Luxembourg Paying Agent”). The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts; but the Company will, as long as any of the Notes remain listed on the Luxembourg Stock Exchange, maintain a paying and transfer agent in Luxembourg. For as long as any of the Notes remain listed on the Luxembourg Stock Exchange, the Company will publish any changes as to the identity or location of the Luxembourg Paying Agent in a leading daily newspaper of general circulation in Luxembourg.

Optional Redemption of the Notes

The Notes may be redeemed at any time at the Company’s option in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any notes being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date, such Notes will cease to bear interest on the Redemption Date. Thereafter, the only right of the Holders of those Notes will be to receive payment of the Redemption Price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the security register, not more than 60 nor less than 30 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their Redemption Date. If less than all the Notes are to be redeemed, the Trustee shall select which Notes are to be redeemed in a manner it deems to be fair and appropriate.

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the Redemption Date, of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable on that principal amount if such redemption had not been made, over (2) the aggregate principal amount of Notes being redeemed. Present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

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“Reinvestment Rate” means 0.20%, plus the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two established maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or a Paying Agent of the principal of and interest on this Note to a person that is a Non-U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no withholding or deduction been required; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) is or was a citizen or resident or is or was treated as a resident of the United States;

(c) is or was a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States, is or was a corporation that has accumulated earnings to avoid United States federal income tax or is or was a private foundation or other tax-exempt organization; or

(d) is or was an actual or constructive “10-percent shareholder” of the Company, as defined in Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended;

(2) to any Holder that is not the sole beneficial owner of the Notes, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge that is imposed or withheld solely because the beneficial owner or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or governmental charge that is imposed other than by deduction or withholding by the Company or a Paying Agent from the payment;

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(5) to any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any paying agent (which term may include us) must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other paying agent;

(8) to any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(9) in the case of any combination of the above items.

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable. Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

“Non-U.S. Holder” means (a) an individual that is a nonresident alien, (b) a corporation organized or created under non-U.S. law, or (c) an estate or trust that is not taxable in the U.S. on its worldwide income.

Redemption Upon a Tax Event

If (a) the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 25, 2001, or (b) a taxing authority of the United States takes an action on or after September 25, 2001, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, in either case, with respect to this series of Notes for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, the Notes at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the Redemption Date. No redemption pursuant to (b) above may be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the Additional Amounts and the Company shall have delivered to the Trustee a certificate, signed by an officer of the Company duly authorized in or pursuant to a Board Resolution stating, that based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

Further Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue further notes ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further notes. Any further notes will be consolidated and form a single series with the Notes and will have the same terms as to status, redemption or otherwise as the Notes. Any further notes may be issued by or pursuant to a resolution of the board of directors of the Company or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (2) an Event of Default has occurred with regard to the Notes represented by this Note and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the notes represented by this Note, the Company may issue notes in definitive form in exchange for this Note. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name.

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The Company’s definitive Notes can be transferred by presentation for registration to the Registrar at its New York or Luxembourg office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Holder or the Holder’s attorney duly authorized in writing.

The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive Notes.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Securities of such series.

The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 450 West 33rd Street, 15th Floor, New York, New York 10001), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

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